Exhibit 99.3

June 14, 2010
Equity Offering for CPP Repurchase

Safe Harbor
Certain statements made in these materials and in other written or oral statements made by Lincoln or on
Lincoln's behalf are "forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995 ("PSLRA"). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe", "anticipate", "expect", "estimate",
"project", "will", "shall" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln's businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.
Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:
•Significant stock market fluctuations, dilution of our equity as well as restrictions on the payment of our common stock dividends that may adversely affect the price of our common stock;
•Deterioration in general economic and business conditions that may affect account values, investment results, guaranteed benefit liabilities, premium levels, claims experience and the level of pension benefit costs, funding and investment results;
•Economic declines and credit market illiquidity could cause us to realize additional impairments on investments and certain intangible assets, including goodwill and a valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;
•Uncertainty about the impact of existing or new stimulus legislation on the economy;
•The risk that our actual sources and uses of capital in a stress scenario may vary materially and adversely from our modeled projected sources and uses of capital that we disclosed in connection with our planned repurchase of our Fixed Rate Cumulative
Perpetual Preferred Stock, Series B, or the “Series B preferred stock,” whether as a result of one or more assumptions proving to be materially inaccurate or as a result of our exposure to other risks during stressed economic conditions that were not taken into account in preparing such modeled projections;

Safe Harbor (contd.)
•The cost and other consequences of our participation in the U.S. Department of the Treasury’s, or the “U.S. Treasury,” Troubled
Asset Relief Program, or “TARP,” Capital Purchase Program, or “CPP,” certain requirements of which may continue to apply to us so long as the warrant originally issued to the U.S. Treasury remains outstanding;
•Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, our subsidiaries’
products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital, or “RBC,” requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline 43, or “AG43” (also known as Commissioners Annuity Reserve Valuation
Method for Variable Annuities or “VACARVM”); restrictions on revenue sharing and 12b 1 payments; and the potential for U.S.
Federal tax reform;
•The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as:
adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and extra-contractual and class action damage cases; new decisions that result in changes in law; and unexpected trial court rulings;
•Changes in interest rates causing a reduction of investment income, the margins of our subsidiaries’ fixed annuity and life insurance businesses and demand for their products;
•A decline in the equity markets causing a reduction in the sales of our subsidiaries’ products, a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products, an acceleration of amortization of deferred acquisition costs, or “DAC,” value of business acquired, or “VOBA,” deferred sales inducements, or “DSI,” and deferred front end sales loads, or “DFEL,” and an increase in liabilities related to guaranteed benefit features of our subsidiaries’ variable annuity products;
•Ineffectiveness of our various hedging strategies used to offset the impact of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;
•A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products, in establishing related insurance reserves and in elevated impairments on investments and amortization of intangible assets that may cause an increase in reserves and/or a reduction in assets, resulting in a corresponding decrease in net income;
•Changes in accounting principles generally accepted in the United States, or “GAAP,” that may result in unanticipated changes to our net income;

Safe Harbor (contd.)
•Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse impact such action may have on our ability to raise capital and on our liquidity and financial condition;
•Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse impact such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity;
•Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in our portfolios requiring that we realize losses on such investments;
•The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including our ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions;
•The adequacy and collectibility of reinsurance that we have purchased;
•Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance;
•Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products;
•The unknown impact on our subsidiaries’ businesses resulting from changes in the demographics of their client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life; and
•Loss of key management, financial planners or wholesalers.
The risks included here are not exhaustive. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on
Form 8-K and other documents filed with the SEC include additional factors which could impact our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.
Further, it is not possible to assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.

Legend
    The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange
 Commission (SEC) for the offerings to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offerings. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offerings will arrange to send you the base prospectus and prospectus supplement (i) for the equity offering if you request them from J.P. Morgan Securities Inc., c/o
 Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus
 Department, or by calling 866-803-9204 and (ii) for the senior notes offering, once filed, if you request them by calling J.P. Morgan Securities Inc., High Grade Syndicate Desk collect at 212-834-4533.

6

Executive Summary
• Since applying for CPP, Lincoln has taken actions to strengthen its capital and liquidity position by $3.4bn
• Lincoln's core business operating model and franchise continues to strengthen with strong market positions and solid deposit net flows
• Sustained operating earnings power ($1.2bn over last 5 quarters) and very strong balance sheet fundamentals as measured by risk based capital and holding company liquidity
• Significant capacity to weather severe stresses ($1.7bn excess capital in severe stress test) and strong liquidity position
• Targeting repayment of CPP with proceeds from a $335mm planned common equity raise, a planned $250mm senior notes offering and cash at the holding company
• Life reserve financing plan in place:
 ❑ $550mm 10-year term life financing solution closed during 2009
 ❑ New $2 billion bank line in place allowing for $1.5bn of letters of credit out through 2015
 ❑ Up to $500 million in senior notes for long-term universal life financing solution; final terms subject to market conditions

Severe Stress Case
GDP	Weak GDP growth (flat to negative in 2010 and very modest growth thereafter)
Equity Market	Immediate drop of S&P 500 level to 700 Year-end 2010 S&P 500 level of 750 Year-end 2011 S&P 500 level of 800 Volatility increases throughout period
Unemployment	Levels exceed 11% - 12% for the next several years and improve modestly thereafter
Residential Housing Market	Continues to decline another 20% (50% peak to trough)
Commercial Mortgage Market	Continues to decline another 20% (55% peak to trough)
Corporate Bonds	Cumulative capital impact of 2.2% on portfolio due to default and rations migration
Interest Rates	Interest rates decline; 10yr Treasury drops to 3.0%, then rises to 3.6% by end of 2011
Rating Agencies	Continued downward ratings migration of portfolio

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Objectives and Stress Testing Assumptions
– Maintain Life company Risk Based Capital ratio
 of 400% under base case assumptions and
 325% under severe stress case
– Provide ample holding company liquidity under
 severe stress scenario
– Defend strong financial strength ratings in
 support of our business model
Objectives
Assumptions

8

Capital Levels Under Severe Stress Scenario
Note: The stress scenario modeled projections and the related assumptions set forth on the previous page have been prepared for purposes of planning the offerings discussed herein. They are necessarily speculative in nature. Actual sources and uses of capital under stressed economic conditions may vary significantly and adversely from those indicated above, as the stress scenario does not incorporate all risks to which Lincoln could be exposed under stressed economic conditions. Stress test does not include repayment of CPP.
1  Capital above target levels comprised of $2.3bn of Life company capital in excess of 325% RBC target under stress and $1bn of net cash at the holding company
2 Variable annuity impact includes capital/reserve impact under AG 43, hedge program performance
$1.7 billion above targeted capital levels under severe stress scenario
2010-2011 Capital Sources
 Severe Stress Scenario
2010-2011 Capital Uses
Severe Stress Scenario
Capital Above Target Levels1 $3.3bn

(+) Insurance Statutory Earnings $1.6bn
Investment Related Impact  $1.3bn
(+) VA Impact2 $0.47bn
(+) Earnings & one-off items $0.48bn
(+) 2010-2011 Debt Maturity $0.25bn
(+) 2010-2011 Int. & Dividend $0.67bn
Severe Stress Capital Sources $4.9bn
Severe Stress Capital Uses $3.2bn

2009	Actual Q1 2010	Pro Forma[1] Q1 2010
Leverage metrics			
Total debt[2]	$3.3	$3.0	$3.3
Hybrid Securities	1.5	1.5	1.5
CPP Preferreds	0.8	0.8	0
Total Leverage	**$5.6**	**$5.3**	**$4.8**
Rating agency metrics			
Adjusted Debt	4.6	4.4	3.8
Adjusted Equity (ex. AOCI)	12.6	12.7	13.0
Adjusted Capitalization (ex. AOCI)	$17.2	$17.1	$16.8
Adjusted Leverage (ex. AOCI)	**26.7%**	**25.5%**	**22.6%**
Capital margin			
Life company excess capital[3]	$0.7	$1.3	$1.3
Holding company liquidity[4]	0.5	1.0	0.6
Capital margin	**$1.2**	**$2.3**	**$2.0**

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Significant Deleveraging Following Capital Raise
($ in billions)
Note: Rating agency metrics reflect S&P methodology
1 Pro forma for TARP repay on 3/31/2010
2 Excludes $373mm of senior notes, which is net of unamortized discount, issued in October 2007 to support life insurance reserves.
3 Represents excess capital beyond RBC target of 400% at the operating company level; Q1 2010 estimated RBC of $1.4bn and an RBC ratio of 489%
4 Holding company liquidity target is $475mm. Liquidity shown net of commercial paper outstanding